EXHIBIT 10.24

Consulting Agreement

This Consulting Agreement (“Agreement”), effective as of March 10, 2015 (“Effective Date”) is entered into by and between Ruthigen, Inc., a Delaware corporation (herein referred to as the “Company”) and Robert B. Prag (herein referred to as the “Consultant”).

RECITALS

WHEREAS, Company desires to engage Consultant to assist in business development, strategic relationships and strategic planning, and assisting with writing corporate collateral material and press releases;

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, as well as previous services rendered, the parties hereto covenant and agree as follows:

1.           Term. Company hereby agrees to retain Consultant for a period commencing on the effective date of the merger pursuant to which Pulmatrix, Inc. (“Pulmatrix”), a Delaware corporation, becomes a wholly-owned subsidiary of the Company pursuant to a Merger Agreement to which the Company and Pulmatrix are or will be parties (the “Commencement Date”) and ending on August 31, 2016 (such period, the “Term”).

2.           Duties of Consultant. From the commencement of this Agreement up and until termination, Consultant agrees that he will generally provide the following specified duties:

(a)	Assist the Company’s management team in developing and implementing business development strategies and initiatives;

(b)	Introduce the Company’s management to prospective customers, resellers, and strategic relationships with respect to the Company’s products and services;

(c)	Assist the Company’s management in negotiating business development and strategic relationships with prospective customers, resellers, and strategic relationships;

(d)	Assist the Company’s management with respect to presenting the Company’s products and its business offerings to prospective customers, resellers, and strategic relationships;

(e)	Upon and with the Company management's direction, conduct meetings, in person or by telephone, with prospective customers, resellers, and strategic relationships;

(f)	Review business plans, strategies, budgets, proposed transactions and other plans for the purpose of assisting the Company’s management on matters concerning prospective customers, resellers, and strategic relationships;

(g)	Assist in creating collateral material for the Company including sales presentation, powerpoints and press releases.

(h)	Assist management with respect to corporate symbols, logos, names, the presentation of such symbols, logos and names, and other matters relating to corporate image;

(i)	Perform the functions generally assigned to internal stockholder relations departments in public corporations, including responding to telephone and written inquiries, preparing press releases for the Company with the Company managements’ involvement and approval of press releases, reports and other communications with or to shareholders, assisting with respect to the timing, form, distribution and other matters related to such releases, reports and communications;

3.           Allocation of Time and Non-exclusive Relationship. Consultant hereby promises to perform and discharge faithfully the responsibilities which may be assigned to Consultant from time to time by the Company’s management in connection with this Consulting Agreement. It is understood that are no specific number of days per week or hours per day are required by this Agreement, but rather during the Term, Consultant will perform the duties set forth herein above in a diligent and professional manner. The parties acknowledge and agree that this Agreement does not contemplate any exclusive relationship between the parties and that Consultant currently has consulting engagements with other companies and that during the Term, Consultant will enter into additional consulting engagements with other companies.

4.           Remuneration.

4.1         For entering into this Agreement to provide services after the Commencement Date, and for other good and valuable consideration, the Company agrees to pay to Consultant a “Commencement Bonus” in the form the form of 250,000 restricted shares of the Company's common stock (hereinafter the "Restricted Shares"). The Restricted Shares shall be issued to Consultant within 15 days of the Commencement Date. The Company understands and agrees that Consultant has foregone significant opportunities to enter into this Agreement and that the Company derives substantial benefit from the execution of this Agreement and the ability to announce its engagement of Consultant. Therefore, the payment of the Commencement Bonus after the Commencement Date is a non-refundable payment for future services. Consultant acknowledges that Consultant will not be entitled to any remuneration unless and until there is a Commencement Date.

4.2         The Company warrants that the Restricted Shares issuable to Consultant under this Agreement by the Company shall be or have been validly issued, fully paid and non-assessable and that the Company’s board of directors has or shall have duly authorized the issuance and any transfer to Consultant.

4.3         The Company has the right to terminate this Agreement at any time during the Term of this Agreement, upon providing Consultant thirty (30) days written notice of Company’s intention to terminate. If the Company decides to terminate this Agreement for any reason whatsoever, it is agreed and understood that Consultant will not return any portion of the Restricted Shares issuable to Consultant. Further, if and in the event the Company is acquired during the term of this Agreement, it is agreed and understood that Consultant will not be requested or demanded by the Company to return any of the Restricted Shares payable to him hereunder.

4.4         Consultant agrees that during the Term he will not sell or transfer any of the Restricted Shares issued to him by the Company hereunder, except to the Company; nor will he pledge or assign such Shares as collateral or as security for the performance of any obligation, or for any other purpose, without the prior written consent of the Company.

4.5         Consultant acknowledges that the Restricted Shares to be issued pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and accordingly are “restricted securities” within the meaning of Rule 144 of the Act. As such, the Restricted Shares may not be resold or transferred unless the Company has received an opinion of counsel and in form reasonably satisfactory to the Company and its counsel that such resale or transfer is exempt from the registration requirements of that Securities Act. The Company agrees that in the event Consultant wishes to effect a transfer in compliance with Rule 144, Consultant will provide a Rule 144 opinion of counsel to the Company to Consultant within 5 business days of Consultant’s request of such opinion, provided that Consultant provides such information and additional documentation as may reasonably be requested by Company and its counsel to confirm that such transfer will be made in compliance with Rule 144 and any applicable state securities laws. Company agrees to bear all costs and expenses associated with any such Rule 144 legal opinions and any related transfer agents’ fees. Consultant shall otherwise be responsible for all other costs, expenses and compliance requirements under federal and state securities laws, including any other opinions of counsel reasonably required by the Company or its transfer agent.

4.6         In connection with the acquisition of the Restricted Shares, Consultant represents and warrants to Company as follows:

(a)         Consultant has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning an investment in the Restricted Shares, and any additional information that Consultant has requested.

(b)         Consultant has had an opportunity to review or has had access to the EDGAR Website of the Securities and Exchange Commission (the “Commission”) to the Company filings made with the Commission available at the EDGAR website.

(c)         Consultant’s investment in restricted securities is reasonable in relation to Consultant’s net worth, which is in excess of ten (10) times Consultant’s cost basis in the Restricted Shares. Consultant has experience in investments in restricted and publicly traded securities, and Consultant has experience in investments in speculative securities and other investments that involve the risk of loss of investment. Consultant acknowledges that an investment in the Restricted Shares is speculative and involves the risk of loss. Consultant has the requisite knowledge to assess the relative merits and risks of this investment without the necessity of relying upon other advisors, and Consultant can afford the risk of loss of his entire investment in the Restricted Shares. Consultant is an accredited investor, as that term is defined in Regulation D promulgated under the Securities Act, and has provided a form of questionnaire regarding such status annexed hereto as Exhibit A.

(d)         Consultant is acquiring the Restricted Shares for Consultant’s own account for long-term investment and not with a view toward resale or distribution thereof except in accordance with applicable securities laws.

(e)         Consultant is not subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event").

5.           Non-Assignability of Services. Consultant’s services under this Agreement are offered to Company only and may not be assigned by Company except to any entity with which Company merges with or which acquires the Company or substantially all of its assets. In the event of such merger or acquisition, all compensation to Consultant herein under the schedules set forth herein shall remain due and payable. Consultant shall not assign his rights or delegate his duties hereunder without the prior written consent of Company.

6.           Independent Contractor. Consultant is an independent contractor and is not an employee, partner, or co-venturer of, or in any other service relationship with the Company. The manner in which Consultant’s services are rendered shall be within Consultant’s sole control and discretion. Consultant is not authorized to speak for, represent, or obligate the Company in any manner without the prior express written authorization from an officer of the Company. Consultant shall be responsible for all taxes arising from compensation and other amounts paid under this Agreement. Neither federal, nor state, nor local income tax, nor payroll tax of any kind, shall be withheld or paid by the Company on behalf of Consultant. Consultant understands that he is responsible to pay, according to law, Consultant’s taxes and Consultant shall, when requested by the Company, properly document to the Company that any and all federal and state taxes have been paid. Consultant will not be eligible for and shall not participate in any employee pension, health, welfare, or other fringe benefit plan, of the Company. No workers' compensation insurance shall be obtained by Company covering Consultant.

7.           Expenses. Consultant will be reimbursed for extraordinary expenses he incurs (like travel required by/or specifically requested by the Company), as long as such expenses have been approved by the Company in writing prior to its incurring an obligation for reimbursement.

8.           Indemnification. The Company warrants and represents that all oral communications, written documents or materials furnished to Consultant or the public by the Company with respect to its products and services are accurate in all material respects and Consultant may rely upon the accuracy thereof without independent investigation. The Company will protect, indemnify and hold harmless Consultant against any claims or litigation including any damages, liability, cost and reasonable attorney's fees as incurred with respect thereto resulting from Consultant's communication or dissemination of any said information, documents or materials unless resulting from Consultant's communication or dissemination of information not provided by the Company or in a manner not authorized by the Company. Consultant will indemnify and hold Company harmless against any claims or litigation, including any damages, liability, cost and reasonable attorney’s fees as incurred with respect thereto resulting from (i) Consultant’s communication or dissemination of any false or inaccurate information, unless resulting from Consultant's communication or dissemination of information provided by the Company or in a manner authorized by the Company, and (ii) any breach of Consultant’s representations, warrants and covenants under this Agreement. Notwithstanding anything to the contrary set forth in this Agreement, the Company shall not be obligated to indemnify Consultant for any such losses, claims, damages, liabilities or expenses incurred by Consultant which have resulted solely from Consultant’s bad faith, gross negligence or willful misconduct.

9.           Representations. Consultant represents that he is not required to maintain any licenses and registrations under federal or any state regulations necessary to perform the services set forth herein. Consultant acknowledges that, to the best of his knowledge, the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over Consultant.

10.         Legal Representation. Each of Company and Consultant represents that they have consulted with independent legal counsel and/or tax, financial and business advisors, to the extent that they deemed necessary.

11.         Attorney's Fee. If any legal action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with or related to this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs in connection with that action or proceeding, in addition to any other relief to which it or they may be entitled.

12.         Waiver. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

13.         Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

To the Company:

Hojabr Alimi, CEO

Ruthigen, Inc.

2455 Bennett Valley Rd.; #C116

Santa Rosa, CA 95404

halimi@ruthigen.com

To Consultant:

Robert B. Prag, President

The Del Mar Consulting Group, Inc.

2455 El Amigo Road

Del Mar, CA 92014

bprag@delmarconsulting.com

It is understood that either party may change the address to which notices for it shall be addressed by providing notice of such change to the other party in the manner set forth in this paragraph.

14.         Choice of Law and Severability.  This Agreement shall be interpreted in accordance with the laws of the State of Delaware without giving effect to provisions governing the choice of law.  If any provision of this Agreement becomes or is deemed invalid, illegal or unenforceable in any applicable jurisdiction by reason of the scope, extent or duration of its coverage, then such provision shall be deemed amended to the minimum extent necessary to conform to applicable law so as to be valid and enforceable or, if such provision cannot be so amended without materially altering the intention of the parties, then such provision shall be stricken and the remainder of this Agreement shall continue in full force and effect.  If any provision of this Agreement is rendered illegal by any present or future statute, law, ordinance or regulation (collectively, the "Law") then that provision shall be curtailed or limited only to the minimum extent necessary to bring the provision into compliance with the Law.  All the other terms and provisions of this Agreement shall continue in full force and effect without impairment or limitation.

15.         Survival. Any provision of this Agreement which imposes an obligation after termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.

16.         Complete Agreement. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement. A telefacsimile or email of this Agreement may be relied upon as full and sufficient evidence as an original.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

AGREED TO:

Company: Ruthigen, Inc.

By:
Name:	Hojabr Alimi
Title:	CEO and its Duly Authorized Agent

Consultant:

Robert B. Prag

EXHIBIT A

ACCREDITED INVESTOR QUESTIONNAIRE

INSTRUCTIONS

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable”, so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

Your answers will be kept strictly confidential at all times. However, the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of securities of the Company will not result in a violation of the registration provisions of the Securities Act of 1933, as amended, or a violation of the securities laws of any state.

1.         Please provide the following information:

Name:

Name of additional purchaser:

(Please complete information in Question 5)

Date of birth, or if other than an individual, year of organization or incorporation:

2.         Residence address, or if other than an individual, principal office address:

Telephone number:

Social Security Number:

Taxpayer Identification Number:

3. Business address:

Business telephone number:

4. Send mail to:	Residence ☐	Business ☐

5.         With respect to tenants in common, joint tenants and tenants by the entirety, complete only if information differs from that above:

Residence address:

Telephone number:

Social Security Number:

Taxpayer Identification Number:

Business address:

Business telephone number:

Send Mail to:	Residence ☐	Business ☐

6.         Please describe your present or most recent business or occupation and indicate such information as the nature of your employment, how long you have been employed there, the principal business of your employer, the principal activities under your management or supervision and the scope (e.g. dollar volume, industry rank, etc.) of such activities:

7.         Please state whether you (i) are associated with or affiliated with a member of the Financial Industry Regulatory Association, Inc. (“FINRA”), (ii) are an owner of stock or other securities of FINRA member (other than stock or other securities purchased on the open market), or (iii) have made a subordinated loan to any FINRA member:

Yes ☐	No ☐

If you answered yes to any of (i) – (iii) above, please indicate the applicable answer and briefly describe the facts below:

8A.         Applicable to Individuals ONLY. Please answer the following questions concerning your financial condition as an “accredited investor” (within the meaning of Rule 501 of Regulation D). If the purchaser is more than one individual, each individual must initial an answer where the question indicates a “yes” or “no” response and must answer any other question fully, indicating to which individual such answer applies. If the purchaser is purchasing jointly with his or her spouse, one answer may be indicated for the couple as a whole:

8.1         Does your net worth* (or joint net worth with your spouse) exceed $1,000,000?

Yes ☐	No ☐

8.2         Did you have an individual income** in excess of $200,000 or joint income together with your spouse in excess of $300,000 in each of the two most recent years and do you reasonably expect to reach the same income level in the current year?

Yes	No ☐

8.3         Are you an executive officer of the Company?

Yes ☐	No ☐

* For purposes hereof, net worth shall be deemed to include ALL of your assets, liquid or illiquid MINUS any liabilities.

** For purposes hereof, the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income”. For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

8.B        Applicable to Corporations, Partnerships, Trusts, Limited Liability Companies and other Entities ONLY:

The purchaser is an accredited investor because the purchaser falls within at least one of the following categories (Check all appropriate lines):

☐	(i) a bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

☐	(ii) a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

☐	(iii) an insurance company as defined in Section 2(13) of the Act;

☐	(iv) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Act”) or a business development company as defined in Section 2(a)(48) of the Investment Act;

☐	(v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

☐	(vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000;

☐	(vii) an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, as amended (the “Employee Act”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000, or a self-directed plan the investment decisions of which are made solely by persons that are accredited investors;

☐	(viii) a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

☐	(ix) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	(x) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated” person, as described in Rule 506(b)(2)(ii) promulgated under the Act, who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

☐	(xi) an entity in which all of the equity investors are persons or entities described above (“accredited investors”). ALL EQUITY OWNERS MUST COMPLETE “EXHIBIT A” ATTACHED HERETO.

9.A        Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

Yes ☐	No ☐

ANSWER QUESTION 9B ONLY IF THE ANSWER TO QUESTION 9A WAS “NO.”

9.B         If the answer to Question 9A was “NO,” do you have a financial or investment adviser (a) that is acting in the capacity as a purchaser representative and (b) who has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

Yes ☐	No ☐

If you have a financial or investment adviser(s), please identify each such person and indicate his or her business address and telephone number in the space below. (Each such person must complete, and you must review and acknowledge, a separate Purchaser Representative Questionnaire which will be supplied at your request).

10.         You have the right, will be afforded an opportunity, and are encouraged to investigate the Company and review relevant factors and documents pertaining to the officers of the Company, and the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company.

Have you or has your purchaser representative, if any, conducted any such investigation, sought such documents or asked questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company?

Yes ☐	No ☐

If so, briefly describe:

If so, have you completed your investigation and/or received satisfactory answers to your questions?

Yes ☐	No ☐

11.         Do you understand the nature of an investment in the Company and the risks associated with such an investment?

Yes ☐	No ☐

12.         Do you understand that there is no guarantee of any financial return on this investment and that you will be exposed to the risk of losing your entire investment?

Yes ☐	No ☐

13.         Do you understand that this investment is not liquid?

Yes ☐	No ☐

14.         Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

Yes ☐	No ☐

15.         Are you aware of the Company’s business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire the Interests?

Yes ☐	No ☐

16.         Do you have a “pre-existing relationship” with the Company or any of the officers of the Company?

Yes ☐	No ☐

(For purposes hereof, “pre-existing relationship” means any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relationship exists.)

If so, please name the individual or other person with whom you have a pre-existing relationship and describe the relationship:

17.         Exceptions to the representations and warranties made in Section 3.2 of the Securities Purchase Agreement (if no exceptions, write “none” – if left blank, the response will be deemed to be “none”): ___________________________________________________

Dated: _______________, 20___

If purchaser is one or more individuals (all individuals must sign):

(Type or print name of prospective purchaser)

Signature of prospective purchaser

Social Security Number

(Type or print name of additional purchaser)

Signature of spouse, joint tenant, tenant in common or other signature, if required

Social Security Number

Annex A

Definition of Accredited Investor

The securities will only be sold to investors who represent in writing in the Securities Purchase Agreement that they are accredited investors, as defined in Regulation D, Rule 501 under the Act which definition is set forth below:

1.           A natural person whose net worth, or joint net worth with spouse, at the time of purchase exceeds $1 million (excluding home); or

2.           A natural person whose individual gross income exceeded $200,000 or whose joint income with that person’s spouse exceeded $300,000 in each of the last two years, and who reasonably expects to exceed such income level in the current year; or

3.           A trust with total assets in excess of $5 million, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person described in Regulation D; or

4.           A director or executive officer of the Company; or

5.           The investor is an entity, all of the owners of which are accredited investors; or

6.           (a) bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, (b) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance Company as defined in Section 2(13) of the Act, (d) an investment Company registered under the Investment Company Act of 1940 or a business development Company as defined in Section 2(a)(48) of such Act, (e) a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) an employee benefit plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, if such plan has total assets in excess of $5 million, (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Securities Act of 1974, and the employee benefit plan has assets in excess of $5 million, or the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, that is either a bank, savings and loan institution, insurance Company, or registered investment advisor, or, if a self-directed plan, with an investment decisions made solely by persons that are accredited investors, (h) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, or (i) an organization described in Section 501(c)(3) of the Internal Revenue code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with assets in excess of $5 million.

EXHIBIT “A” TO ACCREDITED INVESTOR QUESTIONNAIRE

ACCREDITED CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, TRUSTS OR OTHER ENTITIES INITIALING QUESTION 8B(xi) MUST PROVIDE THE FOLLOWING INFORMATION.

I hereby certify that set forth below is a complete list of all equity owners in __________________ [NAME OF ENTITY], a                                                [TYPE OF ENTITY] formed pursuant to the laws of the State of                                     . I also certify that EACH SUCH OWNER HAS INITIALED THE SPACE OPPOSITE HIS OR HER NAME and that each such owner understands that by initialing that space he or she is representing that he or she is an accredited individual investor satisfying the test for accredited individual investors indicated under “Type of Accredited Investor.”

signature of authorized corporate officer, general partner or trustee

Name of Equity Owner	Type of Accredited Investor[1]

1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

1 Indicate which Subparagraph of 8.1 - 8.3 the equity owner satisfies.